                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 23, 2000
                                                          --------------


                                 DREAMLIFE, INC.
              ----------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           DELAWARE                 0-15586                52-1373960
 ----------------------------    ----------------    ------------------------
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE           (IRS EMPLOYER
       OF INCORPORATION)             NUMBER)            IDENTIFICATION NO.)


            425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
        -----------------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 313-9400
                                                   ----------------



      -------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99 is a press release of dreamlife, inc. ("Dreamlife") dated May 25, 2000, regarding the election of Dreamlife's new Chief Executive Officer, Peter Lund, and resignation of Dreamlife's President and Chief Operating Officer, Beth Polish.

         On May 23, 2000, Dreamlife entered into a Retention and Severance Agreement with Beth Polish, Dreamlife's President and Chief Operating Officer, pursuant to which Ms. Polish will

          1. continue in her positions as President and Chief Operating Officer until May 31, 2000;
          2. be deemed to have earned her bonus of $50,000, payable on or before May 26, 2000;
          3. benefit from the accelerated vesting of options to purchase 225,000 shares of Dreamlife common stock at $9.00 per share (such options and options to purchase an additional 225,000 shares were part of a grant of options to Ms. Polish to purchase 1,000,000 shares, of which options to purchase 550,000 will not vest due to Ms. Polish's resignation); and
          4. receive a severance payment of $300,000 to be paid in semi-monthly installments over 12 months.

         The Retention and Severance Agreement also provides for mutual releases and restrictions on Ms. Polish's ability to solicit Dreamlife employees, customers and suppliers as well as restrictions on Ms. Polish's ability to use certain confidential information gained during her employment with Dreamlife.


ITEM 7.  EXHIBITS.
------------------

            EXHIBITS        DESCRIPTION
            --------        -----------

               10 Retention and Severance Agreement made as of May 23, 2000 by and between Beth Polish and dreamlife, inc.

               99       Press Release issued May 25, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DREAMLIFE, INC.

Dated: May 25, 2000                          /S/ PHILICIA G. LEVINSON
                                             -------------------------
                                             Philicia G. Levinson
                                             Chief Financial Officer

                                  EXHIBIT INDEX

        EXHIBIT NO.          DESCRIPTION
        -----------         ------------

            10 Retention and Severance Agreement made as of May 23, 2000 by and between Beth Polish and dreamlife, inc.

            99             Press Release issued May 25, 2000